Exhibit 99

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

On December 13, 2011, the Company announced that the TSX Venture Exchange (“TSVX”) had approved the release from escrow of the common shares of Northern Graphite Corporation (“Northern”) owned by the Company to facilitate their distribution of most of their shares of Northern Graphite to shareholders. As a result, the Board of Directors declared a pro rata dividend-in-kind, payable January 25, 2012 to shareholders, whereby most of the shares of Northern owned by the Company (the “Northern Shares”) will be distributed to Mindesta shareholders.

The Company owns 9,750,000 common shares of Northern, representing approximately 26.2% of the outstanding shares of Northern, and the Board of Directors had declared a pro rata dividend-in-kind of one share of Northern for every share of Mindesta held. As at the dividend declaration date, Mindesta had outstanding 8,963,134 common shares as well as 562,500 options to purchase common shares. The dividend will not affect the number of outstanding shares of Mindesta or Northern.

The following unaudited pro forma condensed financial statements illustrate the effects of the Company distributing the pro rata dividend-in-kind, payable January 25, 2012, using information available as at the date this dividend was declared. The unaudited pro forma condensed Balance Sheet as of September 30, 2011 is presented as if this distribution had been completed on September 30, 2011. The unaudited pro forma condensed Statements of Operations for the nine months ended September 30, 2011 and the year ended December 31, 2010 are presented as if this distribution had been completed on January 1, 2010.

These unaudited pro forma condensed financial statements have been derived from and should be read in conjunction with the Mindesta Inc.’s historical consolidated and non-consolidated financial statements and accompanying notes previously filed in its Annual Report filed on Form 10-K for the year ended December 31, 2010 and Quarterly Report filed on Form 10-Q for the quarter ended September 30, 2011.The unaudited pro forma condensed financial statements are not necessarily indicative of the results of operations or financial position of the Company that would have been reported had the transaction described above been completed as of the dates presented, and are not necessarily representative of the future results of operations or financial position of the Company.

Mindesta, Inc.

Unaudited Pro Forma Condensed Balance Sheet

As at September 30, 2011

	September 30,	September 30,	September 30,	September 30,
	As at	Removal	Distribution	Pro forma
	September 30	Adjustment	Adjustment	September 30
	2011	(A)	(B)	2011
	$	$	$	$
Assets
Current
Cash	701,617	—	—	701,617
Receivables	151	—	—	151
Due from non-consolidated affiliate	21,125	—	—	21,125
Prepaid expenses and deposits	16,640	—	—	16,640

Total current assets	739,533	—	—	739,533
Investment in non-consolidated affiliate	3,657,701	6,406,464	(9,832,569)	231,596

Total Assets	4,397,234	6,406,464	(9,832,569)	971,129

Liabilities
Current
Accounts payable and accrued liabilities	338,105	—	—	338,105

Total liabilities	338,105	—	—	338,105

Stockholders’ equity
Common stock 200,000,000 shares authorized, $0.0001 par value; 8,960,081 shares issued and outstanding, respectively	71,017	—	—	71,017
Additional paid-in capital	12,383,641	—	—	12,383,641
Accumulated other comprehensive income	(105,985)	—	—	(105,985)
Deficit accumulated during exploration stage	(8,289,544)	6,406,464	(9,832,569)	(11,715,649)

Total stockholders’ equity	4,059,129	6,406,464	(9,832,569)	633,024

Total liabilities and stockholders’ equity	4,397,234	6,406,464	(9,832,569)	971,129

See accompanying notes to financial statements

Mindesta Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the nine months ended September 30, 2011

	September 30,	September 30,	September 30,	September 30,
	9 months ended	Removal	Distribution
	September 30	Adjustment	Adjustment	Pro forma
	2011 $	(A) $	(B) $	September 30 2011

General and administrative expenses
Professional fees	131,590	—	—	131,590
Management fees and salaries	174,492	—	—	174,492
General and administration	264,966	—	—	264,966

	571,047	—	—	571,047

Loss from operations	(571,047)	—	—	(571,047)
Interest and other income	5,700	—	—	5,700
Foreign exchange gain (loss)	(520)	—	—	(520)

Net loss	(565,867)	—	—	(565,867)
Gain on deconsolidation	6,035,839	(6,035,839)	—	—
Equity loss pick-up	(1,293,349)	1,293,349	—	—
Gain (loss) on revaluation of debt	(8,250)	—	—	(8,250)
Impairment on investment	—	—	(1,660,842)	(1,660,842)

Net gain (loss) attributable to the company	4,168,373	(4,742,490)	(1,660,842)	(2,234,959)

Retained earnings (deficit) beginning of period	(12,457,916)	11,148,954	—	(1,308,962)
Dividend	—	—	(8,171,727)	(8,171,727)

Retained earnings (deficit) end of period	(8,289,543)	6,406,464	(9,832,569)	(11,715,649)

Net loss per share—basic and diluted	0.47			(0.25)

Weighted average number of shares outstanding—basic and diluted	8,903,015			8,903,015

Weighted average number of shares outstanding—diluted

See accompanying notes to financial statements

Mindesta Inc.

Unaudited Pro Forma Condensed Consolidated Statement of Operations

For the year ended December 31, 2010

	September 30,	September 30,	September 30,	September 30,
	Year ended	Removal	Distribution	Pro forma
	December 31	Adjustment	Adjustment	December 31
	2010	(A)	(B)	2010
	$	$	$	$

General and administrative expenses
Professional fees	176,708	(88,993)	—	87,715
Royalties	26,214	(26,214)	—	—
Depreciation and amortization	70,365	(70,365)	—	—
Management fees and salaries	442,666	(183,334)	—	259,332
Exploration expense	1,044,717	(1,044,717)	—	—
General and administration	309,474	(201,693)	—	107,781

	2,070,145	(1,615,317)	—	454,828

Loss from operations	(2,070,145)	1,615,317	—	(454,828)
Interest and other income	18,611	(18,611)	—	—
Foreign exchange gain (loss)	(28,861)	(7,836)	—	(36,697)
Gain on debt settlement	487,222	(65,454)	—	421,768

Net loss	(1,593,174)	1,523,416	—	(69,758)
Net loss attributable to non-controlling interest	(495,453)	495,453	—	—
Impairment on investment	—	—	(786,234)	(786,234)

Net loss attributable to the company	(1,097,721)	1,027,963	(786,234)	(855,992)

Retained earnings (deficit) beginning of period	(11,360,195)	10,122,034	—	(1,238,161)
Dividend			(8,008,258)	(8,008,258)

Retained earnings (deficit) end of period	(12,457,916)	11,149,997	(8,794,492)	(10,102,411)

Net loss per share—basic and diluted	(0.13)			(0.10)

Weighted average number of shares outstanding—basic and diluted	8,472,833			8,472,833

See accompanying notes to financial statements

BASIS OF PROFORMA PRESENTATION

Notes to Unaudited Pro Forma Condensed Financial Statements for the nine months ending September 30, 2011:

(A)	Reflects the adjustments to the Company’s historical balance sheet for the removal of accounting treatment related to the Company accounting for its investment in Northern using the equity method resulting from the distribution of the dividend-in-kind to shareholders.

(B)	Reflects an estimated net loss, on the distribution of the dividend-in-kind:

September 30,
Fully diluted number of shares of Mindesta	9,525,634
Closing price of NGC on Dec 12, 2011	$0.88
Cda/US $ exchange rate Dec 12, 2011	0.9748

Fair market value dividend distribution	$8,171,727

September 30,
Value of investment in Northern Graphite	$9,832,569
Fair market value of dividend distribution	8,171,727

Impairment on investment	$1,660,842

Notes to Unaudited Pro Forma Condensed Financial Statements for the year ending December 31, 2010:

(A)	Reflects the adjustments to the Company’s historical statement of operation for the removal of accounting treatment related to the Company accounting for its investment in Northern using the consolidation method resulting from distribution of the dividend-in-kind to shareholders.

(B)	Reflects an estimated net loss, on the distribution of the dividend-in-kind:

September 30,
Fully diluted number of shares of Mindesta	9,335,081
Closing price of NGC on Dec 12, 2011	$0.88
Cda/US $ exchange rate Dec 12, 2011	0.9748

Fair market value dividend distribution	$8,008,258

September 30,
Value of investment in Northern Graphite	$8,794,492
Fair market value of dividend distribution	8,008,258

Impairment on investment	$786,234